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                                                                    Exhibit 3.36
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                                             Prescribed by J. Kenneth Blackwell                Expedite this Form: (Select One)
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 [STATE SEAL]                                     Ohio Secretary of State                    Mail Form to one of the Following:
                                                Central Ohio: (614) 466-3910              ------------------------------------------
                                         Toll Free: 1-877-SOS-FILE (1-877-767-3453)       [ ] Yes         PO Box 1390
                                                                                                      Columbus, OH 43216
                                                                                          *** Requires an additional fee of $100 ***
www.state.oh.us/sos                                                                       ------------------------------------------
-------------------                                                                       [ ] No          PO Box 670
e-mail:  busserv@sos.state.oh.us                                                                      Columbus, OH 43216
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                                                  INITIAL ARTICLES OF INCORPORATION
                                                 (For Domestic Profit or Non-Profit)
                                                         Filing Fee $125.00



THE UNDERSIGNED HEREBY STATES THE FOLLOWING:

 (CHECK ONLY ONE (1) BOX)
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(1)  [ ] Articles of Incorporation          (2) [ ] Articles of Incorporation         (3) [ ] Articles of Incorporation Professional
         Profit                                     Non-Profit                                (170-ARP)
         (113-ARF)                                  (114-ARN)                                 Profession __________________________
         ORC 1701                                   ORC 1702                                  ORC 1785
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Complete the general information in this section for the box checked above.
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FIRST:    Name of Corporation ______________________________________________________________________________________________________

SECOND:   Location __________________________________________   __________________________
                                   (City)                              (County)

Effective Date  (Optional)  ______________ Date specified can be no more than 90 days after date of filing.  If a date is specified,
                            (mm/dd/yyyy)   the date must be a date on or after the date of filing.

[ ] Check here if additional provisions are attached

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Complete the information in this section if box (2) or (3) is checked. Completing this section is optional if box (1) is checked.
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THIRD:    Purpose for which corporation is formed


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Complete the information in this section if box (1) or (3) is checked.
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FOURTH:   The number of shares which the corporation is authorized to have outstanding (Please state if shares are common or preferred and their par value if any)

                                                 ----------------          ----------       ------------------------
                                                 (No. of Shares)            (Type)                (Par Value)
(Refer to instructions if needed)

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Completing the information in this section is optional
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FIFTH:    The following are the names and addresses of the individuals who are to serve as initial Directors.


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          (Name)

          ----------------------------------------------------------------------------------
          (Street)                       NOTE:  P.O. Box Addresses are NOT acceptable.

          --------------------           ------------------------          -----------------
          (City)                         (State)                              (Zip Code)



          ----------------------------------------------------------------------------------
          (Name)

          ----------------------------------------------------------------------------------
          (Street)                       NOTE:  P.O. Box Addresses are NOT acceptable.

          --------------------           ------------------------          -----------------
          (City)                         (State)                              (Zip Code)



          ----------------------------------------------------------------------------------
          (Name)

          ----------------------------------------------------------------------------------
          (Street)                       NOTE:  P.O. Box Addresses are NOT acceptable.


          --------------------           ------------------------          -----------------
          (City)                         (State)                              (Zip Code)

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          REQUIRED
                              -------------------------------------------------------       ------------------------
Must be authenticated
(signed) by an authorized
                              -------------------------------------------------------       ------------------------
representative                Authorized Representative                                     Date
     (See Instructions)

                              -------------------------------------------------------
                               (Print Name)

                              -------------------------------------------------------


                              -------------------------------------------------------



                              -------------------------------------------------------       ------------------------


                              -------------------------------------------------------       ------------------------
                              Authorized Representative                                     Date


                              -------------------------------------------------------
                              (Print Name)

                              -------------------------------------------------------


                              -------------------------------------------------------



                              -------------------------------------------------------       ------------------------


                              -------------------------------------------------------       ------------------------
                              Authorized Representative                                     Date


                              -------------------------------------------------------
                              (Print Name)

                              -------------------------------------------------------


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Complete the information in this section if box (1) (2) or (3) is checked.
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            ORIGINAL APPOINTMENT OF STATUTORY AGENT

The undersigned, being at least a majority of the incorporators of__________________________________________________________________
hereby appoint the following to be statutory agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served.  The complete address of the agent is


          ---------------------------------------------------------------------------
          (Name)

          ---------------------------------------------------------------------------
          (Street)            NOTE:  P.O. Box Addresses are NOT acceptable.

                                                 ,Ohio
          ---------------------------------------                --------------------
          (City)                                                     (Zip Code)

                              -------------------------------------------------------       ------------------------
Must be authenticated by an
authorized representative
                              -------------------------------------------------------       ------------------------
                              Authorized Representative                                     Date


                              -------------------------------------------------------       ------------------------


                              -------------------------------------------------------       ------------------------
                              Authorized Representative                                     Date


                              -------------------------------------------------------       ------------------------


                              -------------------------------------------------------       ------------------------
                              Authorized Representative                                     Date

                                                      ACCEPTANCE OF APPOINTMENT

The Undersigned,  ___________________________________________________________________________________________, named herein as the
Statutory agent for, _____________________________________________________________________________________________________________,
hereby acknowledges and accepts the appointment of statutory agent for said entity.

                                   Signature:
                                   --------------------------------------------------------------
                                                          (Statutory Agent)

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